          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 4a-12

                            Woronoco Bancorp, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:
                    N/A
     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:
                    N/A
     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                    N/A
     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:
                    N/A
     -------------------------------------------------------------------------


     (5) Total fee paid:
                    N/A
     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (4) Date Filed:
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

                    [LETTERHEAD OF WORONOCO BANCORP, INC.]



                                   March 12, 2001



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. The meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts, on Wednesday, April 25, 2001, at 10:00 a.m., local time.

     The notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                         Sincerely,

                                         /s/ Cornelius D. Mahoney

                                         Cornelius D. Mahoney
                                         Chairman of the Board, President and
                                         Chief Executive Officer

                            WORONOCO BANCORP, INC.
                                31 Court Street
                        Westfield, Massachusetts 01085
                                (413) 568-9141

--------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

--------------------------------------------------------------------------------


     On Wednesday, April 25, 2001, Woronoco Bancorp, Inc. (the "Company") will hold its annual meeting of stockholders at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts. The meeting will begin at 10:00 a.m., local time. At the meeting, the stockholders will consider and act on the following:

     1.    The election of four directors to serve for a term of three years;

     2.    The ratification of the Woronoco Bancorp, Inc. 2001 Stock Option
           Plan;

     3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2001; and

     4. The transaction of any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Stockholders of record at the close of business on February 28, 2001 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Terry J. Bennett

                                             Terry J. Bennett
                                             Corporate Secretary

Westfield, Massachusetts
March 12, 2001


IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

--------------------------------------------------------------------------------

                                PROXY STATEMENT
                                      OF
                            WORONOCO BANCORP, INC.

--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Woronoco Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company. The Company is the holding company for Woronoco Savings Bank ("Woronoco Savings" or the "Bank"). The Annual Meeting will be held at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts on Wednesday, April 25, 2001, at 10:00 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed to stockholders on or about March 12, 2001.

--------------------------------------------------------------------------------

                          VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on February 28, 2001. As of the close of business on that date, a total of 4,058,318 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, recordholders of the Company's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares, are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Attending the Meeting

     If you are a beneficial owner of Company common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Vote Required

     The annual meeting will be held if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting, constituting a quorum. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the Woronoco Bancorp, Inc. 2001 Stock Option Plan (the "Stock Option Plan") and the ratification of the appointment of Wolf & Company, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. These matters will be decided by the affirmative vote of a majority of the votes cast on each matter. Broker non-votes and abstentions will have no effect on the voting.

Voting by Proxy

     This proxy statement is being sent to you by the Company's Board of Directors for the purpose of requesting that you allow your shares of Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed proxies will be voted according to the instructions indicated on the proxy card. If you sign and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. The Board of Directors recommends a vote "FOR" each of the nominees, "FOR" ratification of the 2001 Stock Option Plan and "FOR" ratification of Wolf & Company, P.C. as independent auditors.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in Woronoco Savings Bank's ESOP

     If you participate in the Woronoco Savings Bank Employee Stock Ownership Plan (the "ESOP"), you will have received with this proxy statement a voting instruction form that reflects all shares that you may vote under the plan. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustee, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. Unallocated shares of common stock held by the ESOP and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustee in the same proportion as shares for which the trustee has received voting instructions, subject to the exercise of its fiduciary duties. The deadline for returning your voting instructions to the trustee is April 20, 2001.

--------------------------------------------------------------------------------

                                STOCK OWNERSHIP

--------------------------------------------------------------------------------

     The following table provides information as of February 28, 2001, with respect to persons believed by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power.

                                                                       Number of Shares            Percent of Common
Name and Address                                                            Owned                  Stock Outstanding
----------------------                                              ----------------------      ------------------------
Woronoco Savings Bank Employee Stock Ownership                            479,908(1)                     11.8%
  Plan and Trust
31 Court Street
Westfield, Massachusetts 01085

EQSF Advisers, Inc.                                                       402,800(2)                      9.9%
767 Third Avenue
New York, New York 10017

Woronoco Savings Charitable Foundation (the "Foundation")                 369,360(3)                      9.1%
31 Court Street
Westfield, Massachusetts 01085

______________________
(1) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP Trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of February 28, 2001, 79,984 shares have been allocated to participants' accounts and 399,924 shares remain unallocated under the ESOP.

(2) Based on information disclosed in a Schedule 13F filed with the Securities and Exchange Commission ("SEC") on February 13, 2001.

(3) The Foundation was established and funded in connection with the Bank's conversion to stock form on March 19, 1999. Pursuant to the terms of the contribution of common stock, as mandated by the Federal Deposit Insurance Corporation (the "FDIC") and the Massachusetts Commissioner of Banks, all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by stockholders of the Company.

     The following table provides information about the shares of Company common stock that may be considered to be owned by each director or nominee for director of the Company, by the executive officers named in the Summary Compensation Table and by all directors and executive officers of the Company as a group as of February 28, 2001. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                         Number of          Number of Shares
                                                          Shares               That May Be
                                                           Owned             Acquired Within         Percent of
                                                    (excluding options)        60 Days By           Common Stock
                      Name                             (1)(2)(3)(4)        Exercising Options     Outstanding (5)
------------------------------------------------   ---------------------  ---------------------  ------------------
James A. Adams..................................           12,544                 3,273                   *
William G. Aiken................................            9,044                 3,273                   *
Paul S. Allen...................................           11,544                 3,273                   *
Agostino J. Calheno.............................           40,625                17,997                 1.4%
Francis J. Ehrhardt.............................            9,544                 3,273                   *
Joseph M. Houser, Jr............................            7,544                 3,273                   *
Joseph P. Keenan................................           26,744                 3,273                   *
Cornelius D. Mahoney............................           71,600                29,995                 2.5%
Carmen J. Mascaro...............................            1,000                    --                   *
Debra L. Murphy.................................           44,763                17,997                 1.5%
Richard L. Pomeroy..............................            8,044                 3,273                   *
Ann V. Schultz..................................            9,644                 3,273                   *
Norman H. Storey................................           11,544                 3,273                   *
D. Jeffrey Templeton............................           11,544                 3,273                   *

All Executive Officers and                                275,728                98,719                 9.0%
   Directors as a Group (14 persons)

____________________________________________
* Less than 1% of shares outstanding.

(1) Includes 4,188 shares of unvested restricted stock awarded to each of Messrs. Adams, Aiken, Allen, Ehrhardt, Houser, Keenan, Pomeroy, Storey and Templeton and Ms. Schultz, 23,035 shares of unvested restricted stock awarded to Mr. Calheno and Ms. Murphy, and 38,325 shares of unvested restricted stock awarded to Mr. Mahoney. Each participant has voting but not investment power as to the shares of unvested restricted stock.

(2) Includes shares allocated to the account of the individuals under the ESOP as of December 31, 2000 as to which each individual has voting but not investment power as follows: Mr. Calheno, 3,085 shares; Mr. Mahoney, 3,254 shares; and Ms. Murphy, 3,080 shares.

(3) Includes shares held in the trust of the Woronoco Savings 401(k) Plan as to which each individual has investment power as follows: Mr. Calheno, 5,102 shares; Ms. Murphy, 8,023 shares; and Mr. Mahoney, 5,275 shares.

(4)   Includes 20,000 shares owned by Dr. Keenan's spouse.

(5) Based on 4,058,318 shares of Company common stock outstanding and entitled to vote as of February 28, 2001.

--------------------------------------------------------------------------------

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

--------------------------------------------------------------------------------

     The four nominees proposed by the Board of Directors for election as director were unanimously adopted by the Nominating Committee of the Board of Directors. None of the nominees are being proposed pursuant to any agreement or understanding between any of them and the Company.

     The Woronoco Bancorp, Inc. 2001 Stock Option Plan is being presented to stockholders for ratification. See Proposal 2 for more information.

--------------------------------------------------------------------------------

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

--------------------------------------------------------------------------------

     The Company's Board of Directors consists of twelve members and is divided into three classes with three-year staggered terms, with one-third of the directors elected each year. The nominees for election this year are Joseph P. Keenan, Richard L. Pomeroy, Ann V. Schultz and Carmen J. Mascaro, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of all of the nominees.

     Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each nominee's biography is as of December 31, 2000. There are no family relationships among the directors or executive officers. The indicated period for service as a director includes service as a director of Woronoco Savings.

Information With Respect to Nominees for Director

                          JOSEPH P. KEENAN, M.D., 52, Dr. Keenan has been a
                       self-employed physician for over 20 years in Westfield,
[PHOTO APPEARS HERE]   Massachusetts and has been a Director of Woronoco Bancorp
                       since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1991.

[PHOTO APPEARS HERE]      CARMEN J. MASCARO, 64, Mr. Mascaro was a Corporate
                       Treasurer from 1993 - 1999 with Enesco Group, Inc., formerly known as Stanhome Inc., a global marketer of quality branded gifts, collectibles and home accents, prior to his retirement in 1999. He was an Enesco employee for 28 years. He joined Woronoco Bancorp and Woronoco Savings Bank as a Director in 2000 and had served as a corporator of Woronoco Savings Bank from 1994 through 1999.

[PHOTO APPEARS HERE]      RICHARD L. POMEROY, 73, Mr. Pomeroy was the president
                       of Pomeroy Insurance, Inc., an insurance company in Westfield, Massachusetts, prior to his retirement in 1987. Mr. Pomeroy has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1986.

[PHOTO APPEARS HERE]      ANN V. SCHULTZ, 66, Mrs. Schultz is a retired Vice
                       President of Woronoco Savings Bank. Mrs. Schultz has been a Director of Woronoco Bancorp since its formation in 1998. She has served as a trustee/director of Woronoco Savings Bank since 1991.


Information With Respect to Directors Continuing in Office

     The following Directors have terms ending in 2002:

[PHOTO APPEARS HERE]      WILLIAM G. AIKEN, 60, has been a pharmacy manager with
                       Super Foodmart Pharmacy since September 1997. From 1990 to September 1997, Mr. Aiken was the pharmacy manager of Brooks Drug, Westfield, Massachusetts. Mr. Aiken has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1983.

[PHOTO APPEARS HERE]      PAUL S. ALLEN, 80, is a retired certified public
                       accountant. He maintained a practice as Paul S. Allen, sole proprietorship for almost 50 years before his retirement in 1996. Mr. Allen has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1975.

[PHOTO APPEARS HERE]      JOSEPH M. HOUSER, JR., 61, has been a self-employed
                       certified public accountant for the past 30 years. Mr. Houser also has been a consultant with Data Results, Inc., for the past nine years. Mr. Houser has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1983.

[PHOTO APPEARS HERE]      NORMAN H. STOREY, 54, has been a real estate broker
                       and owner of Storey Real Estate for over 30 years. In addition, Mr. Storey has been a reserve police officer for over 30 years and Justice of the Peace for the past nine years within the Commonwealth of Massachusetts. Mr. Storey has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1987.

     The following Directors have terms ending in 2003:

[PHOTO APPEARS HERE]      JAMES A. ADAMS, 77, is past president and funeral
                       director of Adams Funeral Service, Inc., located in Westfield, Massachusetts. Mr. Adams has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1962.

[PHOTO APPEARS HERE]      FRANCIS J. EHRHARDT, 73, is a commercial real estate
                       manager and has been a general contractor in Massachusetts since 1975. Mr. Ehrhardt has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1979.

[PHOTO APPEARS HERE]      CORNELIUS D. MAHONEY, 55, joined Woronoco Savings Bank
                       in 1975 after five years at First Hawaiian Bank, Honolulu, Hawaii. He became President and Chief Executive Officer of the Bank in 1986 and Chairman of the Board in 1999. He is past Chairman of America's Community Bankers, past Chairman of the Massachusetts Bankers Association and a former Director of the Federal Home Loan Bank of Boston. Mr. Mahoney holds an MBA from Western New England College. He is currently a member of the Thrift Institution Advisory Council to the Federal Reserve Board of Governors.

[PHOTO APPEARS HERE]      D. JEFFREY TEMPLETON, 59, is the owner and President
                       of The Mosher Company, Inc., of Chicopee, Massachusetts, a manufacturer of buffing and polishing compounds, abrasive slurries and distributor of related grinding, polishing and lapping machinery. Mr. Templeton has been a Director of Woronoco Bancorp since its formation in 1998. He has served as a trustee/director of Woronoco Savings Bank since 1988.

Named Executive Officers:
(who are not Directors)

[PHOTO APPEARS HERE]      AGOSTINO J. CALHENO, 50, is Senior Vice President of
                       Woronoco Bancorp and Senior Vice President of Lending and Chief Credit Officer of Woronoco Savings Bank. Mr. Calheno joined the Bank in 1992 and is responsible for overseeing all lending operations. Mr. Calheno received a B.B.A. from the University of Massachusetts and is a graduate of the National School of Finance & Management and the Executive Development Program at Fairfield University.

[PHOTO APPEARS HERE]      DEBRA L. MURPHY, 44, is Senior Vice President and
                       Chief Financial Officer of both Woronoco Bancorp and Woronoco Savings Bank. Mrs. Murphy has been with the Bank since 1988. She is responsible for all regulatory financial reporting and management of the investment portfolio, in addition to overseeing the human resource and training areas of the Bank. Mrs. Murphy received a B.B.A. from the University of Massachusetts and is a graduate of the National School of Finance & Management and the Executive Development Program at Fairfield University.

Meetings and Committees of the Board of Directors

     The Company and the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company meets at least on a quarterly basis. The Board of Directors of the Bank generally meets on a monthly basis and may have additional meetings as needed. During 2000, the Board of Directors of the Company held nine meetings and the Board of Directors of the Bank held 13 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and Committees on which such director served during 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     Audit Committee. The Audit Committee, consisting of Messrs. Keenan and Mascaro and Ms. Schultz, reviews the Company's audit reports and management's actions regarding the implementation of audit findings and reviews compliance with all relevant laws and regulations. This Committee also supervises the Company's internal auditor and engages the Company's external auditor. The Audit Committee met three times in 2000.

     Compensation Committee. The Compensation Committee, consisting of Messrs. Ehrhardt, Templeton and Mahoney, makes recommendations to the full Board of Directors on all matters regarding compensation and fringe benefits. The committee met four times in 2000.

     Nominating Committee. The Company's Nominating Committee, consisting of Messrs. Houser, Aiken and Storey, considers and recommends the nominees for director to stand for election at the Company's Annual Meeting of Shareholders. The Company's Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely written notice to the Secretary of the Company. The shareholders' notice of nominations must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Securities Exchange Act of 1934. See "Stockholder Proposals." The Nominating Committee met on March 1, 2001.

Directors' Compensation

     The Bank provides all non-employee Directors and the clerk of the Bank with an annual retainer of $8,000 and a fee of $600 for all regular monthly and special meetings attended. Members of Board committees of the Bank receive a fee of $300 for each meeting attended, except that no committee member may receive committee fees which aggregate more than $1,800. In addition, each committee chairperson receives an annual retainer of $2,000. The Company does not pay separate fees for service on its Board of Directors.

     The Bank sponsors the Trustee Indexed Fee Continuation Plan (the "Trustee Plan") for members of its Board of Directors. The Trustee Plan provides an annual benefit to each Director upon the Director's retirement from the Board. To qualify for benefits under the Trustee Plan, a director must be 65 years old and have completed ten years of continuous service with the Board at the time of his or her retirement. If the director has completed at least five but less than ten continuous years of service with the Board at the time of retirement, his or her benefits will be reduced. The retirement benefit provided to each director is based on an indexed formula, which is tied to the earnings on a specific life insurance policy. The Bank has funded the Trustee Plan through the purchase of split-dollar life insurance on the lives of the directors. The life insurance is designed to offset annual expenses associated with the Trustee Plan. The Bank generally expects to offset all of the expenses of the Trustee Plan during the life of each director, and recover all of the plan's costs at the director's death.

     Incentive Plan. Under the Woronoco Bancorp, Inc. 1999 Stock Based Incentive Plan, as amended and restated (the "Incentive Plan"), each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 16,361 shares of the common stock and, with the exception of Mr. Mascaro, stock awards for 6,544 shares (collectively, "Directors' Awards"). The Directors' Awards vest equally over a five-year period. The vesting of the Directors' Awards immediately accelerates upon the death or disability of such director. The Incentive Plan also provides for the acceleration or modification of vesting of the awards upon a change in control of the Company or the Bank and to provide the Committee administering the Plan with the discretion to accelerate the awards upon a participant's retirement.

--------------------------------------------------------------------------------

                            EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the chief executive officer and all other executive officers of Woronoco Savings who received salary and bonus of $100,000 or more during the year ended December 31, 2000.

                                                                                       Long-Term Compensation
                                                                                   -----------------------------
                                                          Annual Compensation(1)            Awards
                                                          ------------------------------------------------------
                                                                                                     Securities
                                                                                     Restricted      Underlying     All Other
                                                                                    Stock Awards    Options/SARs  Compensation
Name and Principal Positions                      Year     Salary($)  Bonus($)(2)      ($)(3)           (#)          ($)(4)
----------------------------                    --------  ---------- ------------- --------------  ------------- --------------
Cornelius D. Mahoney....................          2000     $275,616     $63,250             --             --       $65,684
  President and Chief Executive Officer           1999      225,577      49,450       $580,126        149,971        18,992
                                                  1998      188,000      43,240             --             --         1,950

Agostino J. Calheno.....................          2000     $130,385     $23,400             --             --       $33,908
   Senior Vice President - Lending                1999      120,000      22,000       $348,682         89,983        17,347
                                                  1998       99,400      18,886             --             --         1,621

Debra L. Murphy.........................          2000     $130,385     $23,400             --             --       $33,908
   Senior Vice President and Treasurer            1999      120,000      22,000       $348,682         89,983        17,282
                                                  1998       99,400      18,886             --             --         1,599

______________________________
(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.

(2) Previously, the Company had reported bonuses for the year paid but is now reporting amounts attributable to the year earned. As a result, bonus amounts for 1999 and 1998 have been restated to reflect the new reporting method.

(3) Includes stock awards of 59,884, 35,993 and 35,993 shares granted to Messrs. Mahoney and Calheno and Ms. Murphy, respectively, under the Incentive Plan. The awards began vesting in five equal annual installments on October 27, 2000, the first anniversary of the effective date of the awards. When shares become vested and are distributed, the recipients will also receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto, plus earnings thereon. All awards vest immediately upon termination of employment due to death, disability, or following change in control. The vesting of awards may also be accelerated upon retirement. As of December 31, 2000, the market value of the shares held by Messrs. Mahoney and Calheno and Ms. Murphy was $778,492, $467,909 and $467,909, respectively. The dollar amounts set forth in the table represent the market value of the shares awarded on the date of grant.

(4) Consists of employer contributions to Woronoco Savings' 401(k) plan of $5,100 , $5,100, $5,100 and ESOP allocations with a market value of $22,555, $22,555, and $22,555 for Messrs. Mahoney and Calheno, and Ms. Murphy, respectively and includes SERP allocations with a market value of $33,878, $6,253, and $6,253, respectively. Also includes $2,391 attributable to the benefit of Mr. Mahoney pursuant to a split dollar life insurance arrangement and the reimbursement of $1,760 in income taxes for Mr. Mahoney.

     Employment Agreements. The Bank and the Company have entered into employment agreements with Messrs. Mahoney and Calheno and Ms. Murphy. The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of these officers.

     The term of Mr. Mahoney's Company employment agreement is five years. The other employment agreements provide for three-year terms. The Bank employment agreements are renewable on an annual basis. The Company employment agreements extend on a daily basis, unless written notice of non-renewal is given by the Company or the executive. The employment agreements provide that the executive's base salary will be reviewed annually. The base salaries which currently are in effect for such employment agreements for Messrs. Mahoney and Calheno and Ms. Murphy are $291,000, $140,000 and $140,000, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. If the Bank or the Company chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the executive or, if the executive dies, his or her beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due to the executive and the contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and/or pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against the Bank or the Company for a period of one year from the date of termination if his or her employment is terminated without cause, except if the termination follows a change in control. Mr. Mahoney's Company agreement also provides for certain continued benefits to either Mr. Mahoney or his spouse in the event of his death or disability.

     Under the employment agreements, if involuntary, or in certain circumstances, voluntary termination follows a change in control of the Bank or the Company, the executive or, if the executive dies, his or her beneficiary, would be entitled to a severance payment equal to the greater of: (1) the payments and benefits due for the remaining term of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the executive's life, health, and disability coverage for the term of the agreement. Mr. Mahoney's Company employment agreement provides that his severance payment in connection with a change of control would equal the greater of (1) the payments and benefits due for the remaining term of the agreement or (2) the greater of (a) five times his average annual compensation for the preceding five taxable years or (b) five times his annual compensation for the last preceding taxable year. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executive would not receive duplicative payments or benefits under the agreements.

     Payments and benefits provided for under the employment agreements or otherwise in the event of a change in control may constitute a "parachute payment" for federal income tax purposes, resulting in the possible obligation of a federal excise tax payment by the covered executive. In such case, under the employment agreements with the Company, the Company is obligated to pay to the executive an amount so as to enable the executive to retain the economic value of the payments she or he would have retained had she or he not been subject to such excise tax.

     Payments to the executive under the Bank's employment agreement will be guaranteed by the Company if payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the executive to the fullest extent legally allowable.

     Pension Plan. The Bank also sponsors a tax-qualified defined benefit pension plan for its employees. However, the accrual of benefits under the pension plan have been frozen as of December 31, 2000. Generally, eligible employees of the Bank began participating in the pension plan upon the completion of one "Year of Service" (as defined in the plan) and the attainment of age 21. The Bank made contributions to the pension plan sufficient to fund benefits determined according to a formula set forth in the plan. A participant's accrued benefit under the pension plan was actuarially determined based on the participant's compensation (as described in the plan) and the participant's service with the Bank. A participant becomes eligible for a full benefit upon attainment of age 65. The pension plan also provides a reduced early retirement benefit for participants who retire between the ages of 55 and
65. Participants generally become vested in their accrued benefits under the pension plan upon completing three years of service or age 62, if earlier.

     The table below reflects the annual pension benefit payable to a participant in the Pension Plan, assuming various levels of compensation and years of service credited as of the participant's normal retirement age. As of December 31, 2000, Messrs. Mahoney and Calheno and Ms. Murphy had 25, 8 and 12 years of service with the Bank for purposes of the pension plan.

                                            Years of Credited Service
                           ------------------------------------------------------------
              Average
              Annual
            Earnings(1)        15          20           25          30          35
          ---------------  ----------  -----------  ----------  ----------  -----------
             $  50,000       $11,465     $15,287      $19,109     $22,931      $22,931
                75,000        18,778      25,037       31,297      37,556       37,556
               100,000        26,090      34,787       43,484      52,181       52,181
               125,000        33,403      44,537       55,672      66,806       66,806
               150,000        40,715      54,287       67,859      81,431       81,431
               175,000        46,565      62,087       77,609      93,131       93,131
               200,000        46,565      62,087       77,609      93,131       93,131
               250,000        46,565      62,087       77,609      93,131       93,131
               300,000        46,565      62,087       77,609      93,131       93,131
               350,000        46,565      62,087       77,609      93,131       93,131
               400,000        46,565      62,087       77,609      93,131       93,131

          _____________________________
          (1) For 2000, Section 401(a)(17) of the Internal Revenue Code limited the amount of compensation the Bank may consider in computing benefits under the Pension Plan to $170,000.

     Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as the supplemental executive retirement plan (the "SERP") for Messrs. Mahoney and Calheno and Ms. Murphy. The SERP provides benefits to eligible individuals (designated by the Board of Directors of the Bank or its affiliates) that cannot be provided under the ESOP as a result of the limitations imposed by the Internal Revenue Code, but that would have been provided under the ESOP but for such limitations. In addition to providing for benefits lost under the ESOP as a result of limitations imposed by the Internal Revenue Code, the SERP also makes up benefits lost in the event of a change in control of the Company or the Bank prior to the repayment of the loan and to participants who retire prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual or upon a change in control of the Bank or the Company before complete repayment of the ESOP loan, the SERP provides the individual with a benefit equal to what the individual would have received under the ESOP had he participated in the ESOP throughout the term of the loan less the benefits actually provided under the ESOP on behalf of such individual. An individual's benefits under the SERP generally become payable upon the participant's retirement, upon a change in control of the Bank or the Company, or as determined under the ESOP.

     Split Dollar Life Insurance Arrangement. In 1995, the Bank established a split-dollar life insurance arrangement for Mr. Mahoney primarily to restore retirement benefits lost under the Pension Plan due to limitations imposed by the Internal Revenue Code. Under the terms of the arrangement, the Bank pays the premiums on a life insurance policy owned by Mr. Mahoney. Upon Mr. Mahoney's death, or upon liquidation of the policy's cash surrender value, the Bank will recover all of the premium payments it made with respect to the policy. In connection with the split-dollar arrangement, the Bank also agreed to reimburse Mr. Mahoney each year for the tax obligations arising from any federal or state taxable income he recognizes as a result of the reportable economic benefit of the arrangement and as a result of the Bank's reimbursement for such tax liabilities.

                         Fiscal Year-End Option Value

     The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the common stock.

                                         Number of Securities
                                        Underlying Unexercised              Value of Unexercised
                                          Options at Fiscal                 In-the-Money Options
                                            Year-End(#)(1)                 at Fiscal Year-End($)
                                  ---------------------------------   --------------------------------
Name                               Exercisable       Unexercisable     Exercisable      Unexercisable
---------                         -------------     ---------------   -------------   ----------------
Cornelius D. Mahoney.........         29,995             119,976         $99,358          $397,421
Agostino J. Calheno..........         17,997              71,986          59,615          238,454
Debra L. Murphy..............         17,997              71,986          59,615          238,454

______________________
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2000 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

Executive Compensation

     The reports of the compensation and audit committees and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and the other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     Compensation Policies. The Company does not pay direct cash compensation to the executive officers of the Company. However, the Company's executives are also executives of the Bank and are compensated by the Bank. The members of the Compensation Committee are two non-employee members of the Board of Directors and Mr. Mahoney, the President and Chief Executive Officer of the Company and the Bank. Mr. Mahoney only provides input and advice as to executive compensation for members of the senior management team other than himself. The compensation decision for senior officers is developed with the assistance of Thomas Warren & Associates Inc. ("Warren"), a Massachusetts-based company that specializes in compensation analysis, salary administration programs and appraisal systems.

     All decisions by the Compensation Committee relating to compensation affecting senior officers of the Bank are reviewed and approved by the full Board of Directors. The Committee meets at least annually to review and make recommendations to the Board of Directors regarding the compensation of the Chief Executive Officer and other senior management members. The decisions made by the Compensation Committee as to executive compensation are discretionary. However, a written performance review is prepared and includes an assessment of performance against certain goals. Set forth below are certain considerations taken into account in determining compensation for executive officers.

     Base Salaries. In determining base salaries for the Chief Executive Officer and other executive officers, the Committee reviews compensation surveys prepared by Warren to ensure that base salaries are competitive with financial institutions similar in size, locale and profile in order that the Bank attract and retain highly skilled personnel. The Bank utilizes the services of Warren to provide an ongoing, independent analysis to ensure the appropriateness of executive compensation.

     Bonus Awards. Bonus compensation for executive officers generally consists of cash awards. The Committee grants cash bonuses to senior management in consultation with Warren, who advises on awards at comparable institutions and then the Committee reviews performance in the areas of profitability, long-term planning goals and other factors regarding individual performance and accomplishments.

     Stock Based Compensation. The Company maintains the Incentive Plan under which executive officers may receive grants and awards of common stock and options to purchase common stock of the Company. The Compensation Committee believes that stock ownership is a significant incentive in building stockholder value and aligning the interests of employees with stockholders. The value of this component of compensation increases as the common stock of the Company appreciates in value. The specific grants and awards for the named executive officers are reflected in the Summary Compensation Table.

     Compensation of the Chief Executive Officer. The Board of Directors approved a base salary for the Chief Executive Officer for the year 2000 of $275,000 which represented a 28% increase from the base salary provided in 1999. The salary was based on the overall performance of the Bank, the complexity of its operations and the tenure of Mr. Mahoney, who has been President and Chief Executive Officer since 1986. The Committee also approved a bonus of $63,250 payable in 2001 for 2000 performance. In arriving at the bonus amount, the Committee considered input from Warren, the Bank's financial performance and other long-term business planning benchmarks.

                              Francis J. Ehrhardt
                             D. Jeffrey Templeton
                             Cornelius D. Mahoney

Compensation Committee Interlocks and Insider Participation

     Mr. Mahoney served on the Company's Compensation Committee during the 2000 fiscal year. During that time, Mr. Mahoney, served as Chairman of the Board, President and Chief Executive Officer of the Company and the Bank.

--------------------------------------------------------------------------------

                            STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

     The following graph compares the cumulative total stockholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the American Stock Exchange Savings Institutions Index. The graph assumes that $100 was invested at the close of business on March 19, 1999, the initial day of trading of the Company's common stock. Total return assumes the reinvestment of all dividends.

                             [GRAPH APPEARS HERE]

                                                                            Period Ended
                                                    ----------------------------------------------------------
                                                    03/19/99     06/30/99    12/31/99    06/30/00     12/31/00
                                                    ---------    ---------   ---------  ----------   ---------
Woronoco Bancorp, Inc.......................         $100.00      $104.58     $101.74      $112.75     $139.41
The American Stock Exchange Index...........          100.00       112.46      128.08       132.71      120.29
AMEX Savings Institutions Index.............          100.00       102.37       95.65        94.42      111.24

--------------------------------------------------------------------------------

                            AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix A.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussion, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                          Carmen J. Mascaro, Chairman
                               Joseph P. Keenan
                                Ann V. Schultz

--------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of copies of such reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the past fiscal year, each of its executive officers and directors has complied with all applicable filing requirements; however, the Woronoco Savings Charitable Foundation filed an initial Form 3 more than ten days following the date it became a greater-than-10% stockholder.

--------------------------------------------------------------------------------

                         TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2000, the Bank had $1.8 million of loans to executive officers and directors. All of the Bank's loans to executive officers and directors were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

     The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

--------------------------------------------------------------------------------

                       PROPOSAL 2.  RATIFICATION OF THE
                 WORONOCO BANCORP, INC. 2001 STOCK OPTION PLAN

--------------------------------------------------------------------------------

     On March 1, 2001, the Board of Directors of the Company adopted, subject to stockholder approval, the Woronoco Bancorp, Inc. 2001 Stock Option Plan. It is anticipated that, if approved by stockholders, the Stock Option Plan will supplement the Incentive Plan. To date, stock options covering all shares of common stock reserved for stock options under the Incentive Plan have been granted.

     Since the Company's conversion to stock form, the Company's assets have grown significantly. In part, such growth has resulted from the significant increase in the Bank's loan portfolio and deposit base consistent with management's growth strategy. This strategy includes the addition of one new full- service facility to become operational in early 2001. To the extent the Company continues to expand and continues to hire additional senior officers in the future, the Company may, on occasion, wish to continue to include stock options as part of its compensation package. The Stock Option Plan will provide the Company with the flexibility to do so. The ability to grant stock options in the future to attract people of experience and ability to serve the Company and its affiliates is also critical to sustain the Company's continued growth and success. The granting of stock options advances the interests of the Company and its stockholders by providing employees and non-employee directors upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner.

     Furthermore, the Company's Board of Directors believes that the granting of stock options can be very effective over time and can be an important component of the Company's overall compensation strategy. In order to continue to be able to retain key employees, the Company must have the ability to offer market competitive long-term compensation opportunities. Stock options, because of their upside potential, are a key component in retaining employees. For these reasons, the Company wishes to continue its stock option program. Therefore, the Company is presenting the Woronoco Bancorp, Inc. 2001 Stock Option Plan for stockholder ratification in the form attached hereto as Appendix B.

Summary of the Plan

     Type of Stock Option Grants. The Stock Option Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and Non-Statutory Stock Options ("NSOs").

     Administration. The Stock Option Plan will be administered by a Committee appointed by the Company's Board of Directors. Subject to the terms of the Stock Option Plan and resolutions of the Committee, the Committee will interpret the Stock Option Plan and will be authorized to make all determinations and decisions thereunder. The Committee also will determine the participants to whom stock options will be granted, the type and amount of stock options that will be granted and the terms and conditions applicable to such grants.

     Participants. All employees and outside directors of the Company and its subsidiaries are eligible to participate in the Stock Option Plan, as well as consultants and advisors to whom the Committee grants eligibility.

     Number of Shares of Common Stock Available. The Company has reserved 202,915 shares of common stock for issuance under the Stock Option Plan in connection with the exercise of options. Shares of common stock reserved under the Stock Option Plan may come from either authorized but unissued shares, or reacquired shares held by the Company in its treasury. If authorized but unissued or treasury shares are used to satisfy stock option exercises, the number of shares outstanding would increase and would have a dilutive effect on the holdings of existing stockholders. Any shares subject to an option which expires or otherwise terminates unexercised will again be available for issuance under the Stock Option Plan.

     Stock Option Grants. The exercise price of each ISO or NSO will not be less than the fair market value of the Common Stock on the date of grant.

     Under generally accepted accounting principles, compensation expense will generally not be recognized with respect to the award of stock options to employees and directors of the Company and its subsidiaries.

     The exercise price of an option may generally be paid in cash, Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price or by a combination of these methods, as and to the extent permitted by the Committee.

     Under the Stock Option Plan, the Committee may permit participants to transfer NSOs to eligible transferees (as such eligibility is determined by the Committee). Each option may be exercised during the holder's lifetime, only by the holder or the holder's guardian or legal representative and after death only by the holder's beneficiary or, absent a beneficiary, by the estate or by a person who acquired the right to exercise the option by will or the laws of descent and distribution. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Committee determines or as may be specified in the Stock Option Plan. Options may be exercised during periods before and after the participant terminates employment, as the case may be, to the extent authorized by the Committee or specified in the Stock Option Plan. However, no option may be exercised after the tenth anniversary of the date the option was granted. The Committee may, at any time and without additional consideration, accelerate the date on which an option becomes exercisable.

     Effect of a Change in Control. In the event of a change in control (as defined in the Stock Option Plan) of the Company or the Bank, each outstanding stock option grant will immediately become fully vested and exercisable for the remaining term of the option.

     Term of the Plan. The Stock Option Plan will be effective on April 25, 2001, but only if the Stock Option Plan is approved by the stockholders of the Company on that date. The Stock Option Plan will expire, with respect to the ability to grant options, on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Stock Option Plan allows the Board to amend the Plan in certain respects without stockholder approval, unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Stock Option Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to any deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includable in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two-year and one-year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company. The disposition of shares acquired upon the exercise of a NSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

New Plan Benefits

     The Company anticipates that option grants will primarily be made to employees and non- employee directors on or after the effective date of the Stock Option Plan, as the Committee deems appropriate. As of the date of this proxy statement, no specific determinations have been made regarding any future grants under the Plan at this time.

     The Board of Directors recommends that you vote "FOR" the ratification of the Woronoco Bancorp, Inc. 2001 Stock Option Plan.

--------------------------------------------------------------------------------

              PROPOSAL 3 -- RATIFICATION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

     The Board of Directors has appointed Wolf & Company, P.C. to be its auditors for the 2001 fiscal year, subject to the ratification by stockholders. A representative of Wolf & Company, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by stockholders at the Annual Meeting, other independent public accountants will be considered by the Board of Directors. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of auditors.

Audit Fees

     The aggregate fees the Company paid to Wolf & Company, P.C. for the annual audit and for the review of the Company's Forms 10-Q for the year ending December 31, 2000 totaled $87,500.

All Other Fees

     The aggregate fees the Company paid to Wolf & Company, P.C. for all other non-audit services, including fees for tax-related services, during fiscal year 2000 totaled $63,100. The Audit Committee believes that the non-audit fees paid to Wolf & Company, P.C. are compatible with maintaining Wolf & Company's independence.

--------------------------------------------------------------------------------

                                 MISCELLANEOUS

--------------------------------------------------------------------------------

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Regan & Associates, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting and will be paid a fee of $6,500, including out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

     The Company's Annual Report to Stockholders has been mailed to all persons who were stockholders as of the close of business on February 28, 2001. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC will be furnished without charge to all persons who were stockholders as of the close of business on February 28, 2001 upon written request to Terry J. Bennett, Corporate Secretary, Woronoco Bancorp, Inc., 31 Court Street, Westfield, Massachusetts 01085.

--------------------------------------------------------------------------------

                             STOCKHOLDER PROPOSALS

--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than November 12, 2001. If such Annual Meeting is held on a date more than 30 calendar days from April 25, 2002, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such Annual Meeting is made. Any such proposal will be subject to 17 C.F.R. ss. 240.14a-8 of the Rules and Regulations under the Securities Exchange Act of 1934.

     The Bylaws of the Company set forth the procedures by which a stockholder may properly bring business before a meeting of stockholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting. The stockholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to stockholders of the annual meeting date was mailed or such public disclosure was made. In order for a stockholder to bring business before the Company's 2002 Annual Meeting of Stockholders, the Company would have to receive notice of such business no later than January 25, 2002 assuming the 2002 Annual Meeting is held on April 25, 2002 and that the Company provides at least 100 days notice of the date of the meeting. The advance notice by stockholders must include the stockholder's name and address, as they appear on the Company's record of stockholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder and any material interest of such stockholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Terry J. Bennett

                                              Terry J. Bennett
                                              Corporate Secretary

Westfield, Massachusetts
March 12, 2001

                                                                      Appendix A

                            WORONOCO BANCORP, INC.
                            AUDIT COMMITTEE CHARTER

ORGANIZATION
------------

There shall be a Committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall be composed of Directors who are independent of the management of the company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

STATEMENT OF POLICY
-------------------

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the company, and the quality and integrity of the financial reports of the company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors and the financial management of the company.

RESPONSIBILITIES
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities the Audit Committee will:

 .    Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company, and subsidiaries.

 .    Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

 .    Review with the independent auditors, the company's internal auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

 .    Review the internal audit function of the company including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

 .    Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

 .    Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

 .    Provide sufficient opportunity for the internal and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial, accounting and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

 .    Review accounting and financial human resources and succession planning within the company.

 .    Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

 .    Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                                                                      Appendix B

                            WORONOCO BANCORP, INC.
                            2001 STOCK OPTION PLAN

1.   DEFINITIONS.

(a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

(b)  "Bank" means Woronoco Savings Bank.

(c)  "Board of Directors" means the board of directors of the Holding Company.

(d) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R.(S).303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R.(S).225.41(b) with respect to the Holding Company, as in effect on the date hereof; or (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R.(S).225.11, as in effect on the date hereof except for the Holding Company's acquisition of the Bank; or (iv) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan or reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

(e)  "Code" means the Internal Revenue Code of 1986, as amended.

(f) "Committee" means the committee designated, pursuant to Section 2 of the Plan, to administer the Plan.

(g) "Common Stock" means the common stock of the Holding Company, par value $.01 per share.

(h) "Disability" means any mental or physical condition, with respect to which an individual qualifies for and receives benefits under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the individual from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

(i) "Employee" means any person employed by the Holding Company or an affiliate. Directors who are also employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

(j)  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(k) "Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

(l) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

     (i) If the Common Stock was traded on the date in question on the Nasdaq Stock Market, then the Fair Market Value shall be equal to the closing price reported for such date;

     (ii) If the Common Stock was traded on a stock exchange for the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

     (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

     Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

(m)  "Holding Company" means Woronoco Bancorp, Inc.

(n) "Incentive Stock Option" means a stock option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

(o) "Just Cause" means termination because of an individual's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Holding Company and/or any affiliate of the Holding Company and any individual.

(p) "Non-Statutory Stock Option" means a stock option granted to an individual pursuant under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a stock option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

(q)  "Option" means an Incentive Stock Option or a Non-Statutory Stock Option.

(r) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate, who is not also an Employee.

(s)  "Plan" means this Woronoco Bancorp, Inc. 2001 Stock Option Plan.

(t) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

2.   PURPOSE.

This Plan is intended to provide the Holding Company and its Affiliates with a means to continue using stock as a form of compensation. Pursuant to the terms of the Plan, the Committee may grant stock options to Employees, Outside Directors and independent contractors or consultants of the Holding Company and its affiliates.

3.   ADMINISTRATION.

(a)  The Committee shall administer the Plan. The Committee shall consist of two
     (2) or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed "disinterested" only if he satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate, who need not be disinterested, that may grant awards and administer the Plan with respect to individuals who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act.

(b)  The Committee shall:

     (i) select the individuals who are to receive grants of stock options under the Plan;

     (ii) determine the type, number, vesting requirements and other features and conditions of stock options granted under the Plan;

     (iii)  interpret the Plan and Award Agreements (as defined below); and

     (iv)   make all other decisions related to the operation of the Plan.

     The Committee shall adopt any rules or guidelines that it deems appropriate to implement and administer the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

(c) Each award granted under the Plan shall be evidenced by a written notice ("Award Agreement"). Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the award holder, and every award holder, upon acceptance of an Award Notice, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

     (i)    the type of Option granted;

     (ii)   the Exercise Price of any Option;

     (iii)  the number of shares subject to the Option;

     (iv)   the expiration date of the Option;

     (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Option; and

     (vi) the restrictions, if any, placed on shares which may be issued upon the exercise or vesting of the Option.

     The Chairman of the Committee and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Holding Company or an Affiliate and to cause them to be delivered to the recipients of options granted under the Plan.

(d) The Committee may delegate all authority for the determination of forms of payment to be made or received by the Plan and for the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan.

4.   STOCK SUBJECT TO THE PLAN.

Subject to adjustment as provided in Section 10 of the Plan, the number of shares reserved for purchase pursuant to the exercise of Options (Incentive Stock Options and Non-Statutory Stock Options) granted under the Plan is 202,915 shares. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Holding Company. Shares underlying outstanding awards will be unavailable for any other use, including future grants under the Plan, except that, to the extent the awards terminate, expire or are forfeited without vesting or having been exercised, new awards may be granted with respect to these shares subject to the limitations set forth in this Section 4.

5.   OPTIONS.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Options to eligible individuals, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(a) Exercise Price. The Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(b) Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 5(c), an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 5(c), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

     (i) to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

     (ii) for no consideration to: (1) any member of the individual's Immediate Family; (2) a trust solely for the benefit of members of the individual's Immediate Family; (3) any partnership whose only partners are members of the individual's Immediate Family; or (4) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family; or

     (iii)  a transfer to the Woronoco Savings Charitable Foundation.

     For purposes of this Section 5(c), "Immediate Family" includes, but is not necessarily limited to, an individual's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 5(c) shall be construed to require the Committee to approve the transfer or assignment of any Non-Statutory Stock Option, in whole or in part. Receipt of the Committee's approval to transfer or assign a Non-Statutory Stock Option, in whole or in part, does not mean that the Committee must approve a transfer or assignment of any other Non-Statutory Stock Option, or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all terms and conditions applicable to the Option immediately prior to transfer or assignment, and shall remain subject to any other conditions proscribed by the Committee with respect to the Option.

(d) Special Rules for Incentive Stock Options. Notwithstanding foregoing provisions, the following rules apply to the grant of Incentive Stock
     Options:

     (i) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Holding Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

     (ii) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

     (iii) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Holding Company, exceeds $100,000, or such higher value as may be permitted under
            Section 422 of the Code, Options in excess of the limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

     (iv) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(e) Acceleration Upon a Change in Control. Upon a Change in Control, all Options held by an individual as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the Option term.

(f) Termination of Employment or Service. The following rules apply upon the termination of an individual's employment or other service:

     (i) In General. Unless the Committee determines otherwise, upon termination of employment or service for any reason other than Retirement, Disability or death, or Just Cause, the individual may exercise only those Non-Statutory Stock Options that were immediately exercisable by the individual at the date of termination, and only for a period of three (3) months from the date of termination, or, if sooner, until the expiration of the Option term.

     (ii) Retirement. Unless the Committee determines otherwise, upon an individual's Retirement, the individual may exercise only those Options that were immediately exercisable by the individual at the date of Retirement, and only for a period of one (1) year from the date of Retirement, or, if sooner, until the expiration of the Option term.

     (iii) Disability or Death. Unless the Committee determines otherwise, upon termination of an individual's employment or service due to Disability or death, all Non-Statutory Stock Options shall become immediately exercisable and shall remain exercisable for a period of one (1) year from the date of termination, or, if sooner, until the expiration of the Option term.

     (iv) Just Cause. Unless the Committee determines otherwise, upon termination for Just Cause, all rights of an individual to Options shall expire immediately upon the effective date of Just Cause.

6.   DEFERRED PAYMENTS.

The Committee, in its discretion, may permit an individual to elect to defer the receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all individuals, of all or a portion of any payment. The Committee shall determine the terms and conditions of any permitted deferral, including the period of deferral, the manner of deferral and the method used to measure appreciation on deferred amounts until paid.

7.   METHOD OF EXERCISING OPTIONS.

Subject to any applicable Award Agreement, an individual may exercise any Option, in whole or in part, at such time or times as the Committee specifies in the Award Agreement. The individual may make payment of the Exercise Price in such form or forms as the Committee specifies in the Award Agreement, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Options) having a Fair Market Value equal to the total Exercise Price on the day immediately preceding the exercise date. The Committee may also allow payment by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualified broker-dealer.

8.   RIGHTS OF INDIVIDUALS.

No individual shall have any rights as a shareholder with respect to any shares of Common Stock covered by a grant under this Plan until the date of issuance of a stock certificate for such Common Stock. Nothing contained in this Plan or in any Award Agreement confers on any person the right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate an individual's services.

9.   DESIGNATION OF BENEFICIARY.

With the Committee's consent, an individual may designate a person or persons to receive, upon the individual's death, any award to which the individual would then be entitled. This designation shall be made upon forms supplied by and delivered to the Holding Company and it may be revoked in writing. If an individual fails to effectively designate a beneficiary, the individual's estate shall be deemed to be the beneficiary for purposes of the Plan.

10.  DILUTION AND OTHER ADJUSTMENTS.

In the event of any change in the outstanding shares of Common Stock, by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or any other increase or decrease in such shares, without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make adjustments to previously granted awards, to prevent dilution, diminution, or enlargement of the rights of individuals, including any or all of the following:

(a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future awards under the Plan;

(b) adjustments in the aggregate number or kind of shares of Common Stock or other securities that underlie awards already made under the Plan; and

(c)  adjustments in the Exercise Price of outstanding Options.

The Committee, however, shall not make adjustments that materially change the value of benefits available to an individual under a previously granted award. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

11.  TAXES.

(a) Under this Plan, whenever shares of Common Stock are to be delivered, the Committee is entitled to require as a condition of delivery that:

     (i) the individual remit an amount sufficient to satisfy all related federal, state, and local withholding tax requirements;

     (ii) the withholding of such sums may come from compensation otherwise due to the individual or from shares of Common Stock due to the individual under this Plan; or

     (iii) any combination of (i) and (ii), above; provided, however, that no amount shall be withheld from shares of Common Stock related to an Option transferred by the individual in accordance with this Plan.

(b) If any disqualifying disposition, as described in Section 5(d)(iv), is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted in accordance with this Plan, or any transfer described in
     Section 5(c) is made, or any election described in Section 12 is made, the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy any federal, state, and local tax withholding requirements. In lieu of or in addition to the foregoing, however, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the individual, or, except in the case of any transfer pursuant to Section 5(c), from any shares of Common Stock due to the individual under this Plan.

12.  NOTIFICATION UNDER SECTION 83(b).

The Committee may, on the date of grant or at a later date, prohibit an individual from making the election described below. If the Committee has not prohibited an individual from making this election, and the individual shall, in connection with the exercise of any award, make the election permitted under
Section 83(b) of the Code, the individual shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Section 83(b) of the Code.

13.  AMENDMENT OF THE PLAN AND AWARD GRANTS.

(a) Except as provided in paragraph (c) of this Section 13 the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by law, regulation, or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring shareholder ratification or approval. Other provisions of this Plan shall remain in full force and effect. No termination, modification, or amendment of this Plan may adversely affect the rights of an individual under an outstanding award without the written permission of the affected individual.

(b) Except as provided in paragraph (c) of this Section 13 the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no amendment shall adversely affect the rights of an individual under an outstanding Award Agreement without the written consent of the affected individual.

(c) In no event shall the Board of Directors without shareholder approval amend the Plan or shall the Committee amend an Award Agreement in any manner that effectively:

     (i) Allows any Option to be granted with an Exercise Price below the Fair Market Value of the Common Stock on the date of grant; or

     (ii) Allows the Exercise Price of any Option previously granted under the Plan to be reduced after the date of grant.

(d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any award under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such award, be eligible for such accounting treatment, the Committee may, in its discretion, modify, adjust, eliminate or terminate the award to preserve the availability of pooling of interest accounting.

14.  EFFECTIVE DATE AND TERMINATION OF THE PLAN.

The Plan shall become effective upon approval by the Holding Company's shareholders. The right to grant awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the effective date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options equal to the maximum number of shares reserved under the Plan, as set forth in Section 4. The Board of Directors may suspend or terminate the Plan at any time; provided, however, that no such action will adversely affect an individual's vested rights under a previously granted award, without the consent of the affected individual.

15.  APPLICABLE LAW.

The Plan will be administered in accordance with the laws of the state of Delaware, except to the extent that Federal law is deemed to apply.

                                REVOCABLE PROXY
                            WORONOCO BANCORP, INC.
                        ANNUAL MEETING OF STOCKHOLDERS

                                April 25, 2001
                            10:00 a.m. Eastern Time

                        -------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints the official proxy committee of Woronoco Bancorp, Inc. (the "Company"), consisting of the entire Board of Directors, with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on April 25, 2001, at 10:00 a.m. local time, at the Springfield-Marriott, the Corner of Boland and Columbus Avenues, Springfield, Massachusetts and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          Joseph P. Keenan, Richard L. Pomeroy, Ann V. Schultz and Carmen J. Mascaro

                                                                       FOR ALL
          FOR                      VOTE WITHHELD                       EXCEPT
          ---                      -------------                       ------

          [_]                           [_]                             [_]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

     2.   The ratification of the Woronoco Bancorp, Inc. 2001 Stock Option Plan.

          FOR                      AGAINST                        ABSTAIN
          ---                      -------                        -------

          [_]                        [_]                            [_]

     3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2001.

          FOR                      AGAINST                        ABSTAIN
          ---                      -------                        -------

          [_]                        [_]                            [_]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.



                                        Dated:___________________________



                                        _________________________________
                                        SIGNATURE OF SHAREHOLDER



                                        _________________________________
                                        SIGNATURE OF CO-HOLDER (IF ANY)


     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders and of a Proxy Statement dated March 12, 2001 and of the Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                         -----------------------------

           PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                    IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                      [Woronoco Bancorp, Inc. Letterhead]

Dear ESOP Participant:

     In connection with the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank, you may direct the voting of the shares of Woronoco Bancorp, Inc. common stock held by the Woronoco Savings Bank Employee Stock Ownership Plan (the "ESOP") Trust which are allocated to your account.

     On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "ESOP Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 25, 2001 and the Woronoco Bancorp, Inc. Annual Report to Stockholders.

     As of the Record Date, February 28, 2001, the ESOP Trust held 479,908 shares of Company common stock, 79,984 shares of which have been allocated to participants' accounts. These allocated shares will be voted as directed by the ESOP participants; provided timely instructions from the participants are received by the ESOP Trustee. The unallocated shares of Company common stock in the ESOP Trust and the allocated shares of Company common stock for which no instructions are provided, or for which no timely instructions are received by the ESOP Trustee will be voted by the ESOP Trustee in a manner calculated to most accurately reflect the instructions the ESOP Trustee has received from participants regarding the shares of Company common stock allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

     At this time, in order to direct the voting of the shares of Company common stock allocated to your account under the ESOP, please fill out and sign the enclosed vote authorization form and return it in the enclosed postage-paid envelope no later than April 18, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank. The votes will be tallied by the ESOP Trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the ESOP Trust.

                                    Sincerely,



                                    Cornelius D. Mahoney
                                    President and Chief Executive Officer

Name:
Shares:
                            VOTE AUTHORIZATION FORM
                            -----------------------

     I, the undersigned, understand that Eastern Bank and Trust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributed to me of Woronoco Bancorp, Inc. (the "Company") common stock under the Woronoco Savings Bank Employee Stock Ownership Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2001.

     Accordingly, you are to vote my shares as follows:

     1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

        Joseph P. Keenan, Richard L. Pomeroy, Ann V. Schultz and Carmen
        J. Mascaro

                                                   FOR ALL
          FOR            VOTE WITHHELD             EXCEPT
          ---            -------------             ------

          [ ]                 [ ]                   [ ]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.

------------------------------------------------------------------------------


     2. The ratification of the Woronoco Bancorp, Inc. 2001 Stock Option Plan.

          FOR               AGAINST               ABSTAIN
          ---               -------               -------

          [ ]                 [ ]                   [ ]

     3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2001.


          FOR              AGAINST                ABSTAIN
          ---               -------               -------

          [ ]                 [ ]                   [ ]


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The ESOP Trustee is hereby authorized to vote any shares attributed to me in its trust capacity as indicated above.


----------------------------              ---------------------------
        Date                                       Signature

Please date, sign and return this form in the enclosed postage paid envelope no later than April 18, 2001.

                    [Woronoco Bancorp, Inc. Letterhead]


Dear Stock Award Recipient:

     In connection with the Annual Meeting of Stockholders of Woronoco Bancorp, Inc. (the "Company") you may direct the voting of shares of Company common stock awarded to you under the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated (the "Incentive Plan") and held in the Incentive Plan Trust.

     On behalf of the Board of Directors, I am forwarding to you a vote authorization form provided for the purpose of conveying your voting instructions to Eastern Bank and Trust Company (the "Incentive Plan Trustee"). Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on April 25, 2001 and the Woronoco Bancorp, Inc. Annual Report to Stockholders.

     As of the Record Date, February 28, 2001 _________ shares of Company common stock had been awarded to participants in the Incentive Plan and ________ shares of Company common stock were held in the Incentive Plan Trust for future stock awards. The Incentive Plan Trustee will vote those shares of the Company common stock awarded to Incentive Plan participants in accordance with participant instructions. Shares of Company common stock held in the Incentive Plan Trust that have not been awarded and shares of Company common stock for which no voting instructions have been received or for which timely instructions were not received will be voted in accordance with the instructions provided by the committee administering the Incentive Plan.

     At this time, in order to direct the voting of Company common stock awarded to you under the Incentive Plan, please complete and sign the attached vote authorization form and return it in the enclosed postage-paid envelope no later than April 18, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Woronoco Savings Bank. The votes will be tallied by the Incentive Plan Trustee and the Incentive Plan Trustee will use the voting instructions it receives to vote the shares of Company common stock held in the Incentive Plan Trust.

                                    Sincerely,



                                    Cornelius D. Mahoney
                                    President and Chief Executive Officer

Name:
Shares:

                            VOTE AUTHORIZATION FORM
                            -----------------------

     I, the undersigned, understand that Eastern Bank and Trust Company, the Incentive Plan Trustee, is the holder of record and custodian of all shares of Woronoco Bancorp, Inc. (the "Company") common stock attributed to me under the Woronoco Bancorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on April 25, 2001.

     Accordingly, you are to vote my shares as follows:

1. The election as directors of all nominees listed (unless the "For All Except" box is marked and the instructions below are complied with).

          Joseph P. Keenan, Richard L. Pomeroy, Ann V. Schultz and Carmen J. Mascaro

                                                   FOR ALL
          FOR            VOTE WITHHELD             EXCEPT
          ---            -------------             ------

          [ ]                 [ ]                    [ ]


INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.




     2. The ratification of the Woronoco Bancorp, Inc. 2001 Stock Option Plan.

          FOR              AGAINST                ABSTAIN
          ---               -------               -------

          [ ]                 [ ]                   [ ]


     3. The ratification of the appointment of Wolf & Company, P.C. as independent auditors of Woronoco Bancorp, Inc. for the fiscal year ending December 31, 2001.

          FOR              AGAINST                ABSTAIN
          ---               -------               -------

          [ ]                 [ ]                   [ ]

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     The Incentive Plan Trustee is hereby authorized to vote any shares attributable to me in its trust capacity as indicated above.

--------------------------------------------------------------------------------
          Date                                Signature
Please date, sign and mail this form in the enclosed postage-paid envelope no later than April 18, 2001.